MITCHELL HUTCHINS SERIES TRUST -- MONEY MARKET PORTFOLIO          ANNUAL REPORT



                                                               February 15, 2001
Dear Contract Owner,

We are pleased to present you with the annual report for Mitchell Hutchins Series Trust--Money Market Portfolio (the "Portfolio") for the fiscal year ended December 31, 2000.

MARKET REVIEW
--------------------------------------------------------------------------------
[GRAPHIC] At the end of the year 2000, the market gladly welcomed a New Year. During the first six months of the fiscal year ended December 31, 2000, the Federal Reserve (the "Fed") raised the Fed Funds rate 100 basis points (a basis point is equal to 1/100 of one percent) to 6.0%. The objective was to cool a superheated economy and head off inflation fears. In addition to raised interest rates, other significant events impacted the markets: a close presidential election, tight labor markets, and the Fed's reduction of Treasury debt. In the latter part of the period, gross domestic product (GDP) fell significantly to an estimated 1.4% in the fourth quarter from its 5.6% peak in the second quarter of 2000. Volatility in the equity markets was a positive for fixed income assets. U.S. Treasurys rallied during the last quarter as the market's tone shifted from the notion of further Fed tightening to the perception that the next moves would be toward easing. As the year 2000 drew to a close, relatively stable investments such as money market funds enjoyed their highest returns in years, combined with strong cash inflows from investors seeking relative safety.

PORTFOLIO REVIEW
--------------------------------------------------------------------------------

PERFORMANCE AND CHARACTERISTICS(1) 12/31/00                                         6/30/00
--------------------------------------------------------------------------------------------

7-Day Current Yield                   4.66%                                           5.04%
Weighted Average Maturity           33 days                                         12 days
Net Assets ($mm)                      $3.03                                           $3.66
--------------------------------------------------------------------------------------------

SECTOR ALLOCATION*                 12/31/00                                         6/30/00
--------------------------------------------------------------------------------------------
Commercial Paper                       31.1%  Commercial Paper                         58.7%
U.S. Government Obligations            37.8   U.S. Government/Agency                   41.4
Money Market Funds                      3.2   Money Market Funds                        1.8
Other Assets in Excess of Liabilities  27.9   Liabilities in Excess of Other Assets    -1.9
--------------------------------------------------------------------------------------------
Total                                 100.0%  Total                                   100.0%

In anticipation of lower interest rates, the Portfolio had a longer weighted maturity in the third and fourth quarters. During this time, the market priced in anticipated Fed Fund rate easing. An obstacle to lengthening average weighted maturity of issues in the Portfolio was a diminished supply of creditworthy issues--as money market funds attracted investors looking for relative safety. Going forward, the Portfolio is postured for lower interest rates in light of the current economic environment. We continue to focus acutely on high credit quality, especially with longer-duration issues, while looking for competitive returns from top-rated debt instruments.

1  Yields will vary.
* Weightings represent percentages of portfolio assets as of the dates indicated. The Portfolio is actively managed and its composition will vary over time.

ANNUAL REPORT


OUTLOOK
--------------------------------------------------------------------------------
Given the increasing evidence of a slowed pace of economic expansion with no signs of accelerating inflation, the Fed decreased the Fed Funds rate by 100 basis points to 5.5% in January 2001. Despite this expansionary move, consumer confidence is declining due to a poor equity market. Softening consumer spending is causing the retail sector to weaken. Inventory build-ups, slower manufacturing and higher unemployment have increased investor concern about the possibility of a recession. The Fed is working to actively control other weakening sectors of the economy.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

/s/ BRIAN M. STORMS

Brian M. Storms

President and
Chief Executive Officer
Mitchell Hutchins
Asset Management Inc.



This letter is intended to assist shareholders in understanding how the Portfolio performed during the fiscal year ended December 31, 2000, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances.

MITCHELL HUTCHINS SERIES TRUST--MONEY MARKET PORTFOLIO


STATEMENT OF NET ASSETS                                        DECEMBER 31, 2000

 PRINCIPAL
  AMOUNT                                                                MATURITY        INTEREST
  (000)                                                                  DATES            RATES           VALUE
----------                                                              --------        ---------         -----
U.S. AGENCY OBLIGATIONS--37.80%
$    652 Federal Home Loan Mortgage Corp. ...........................   02/20/01          6.200%    $    646,386
     500  Federal National Mortgage Association .....................   01/11/01          6.340          499,119
                                                                                                    ------------
Total U.S. Agency Obligations (cost--$1,145,505) ....................                                  1,145,505
                                                                                                    ------------

COMMERCIAL PAPER(+)--31.08%
BANKING-DOMESTIC--4.39%
     133  J.P. Morgan & Co., Inc. ...................................   01/02/01          6.550          132,976
                                                                                                    ------------
DRUGS, HEALTH CARE--3.74%
     114  Merck & Company Inc. ......................................   01/30/01          6.550          113,398
                                                                                                    ------------
FINANCE-CONDUIT--3.26%
     100  Svenska Handelsbanken Inc. ................................   03/07/01          6.360           98,852
                                                                                                    ------------
FINANCE-SUBSIDIARY--6.56%
     100  Deutsche Bank Financial Inc. ..............................   03/05/01          6.390           98,882
     100  National Australia Funding (Delaware) Inc. ................   01/05/01          6.570           99,927
                                                                                                    ------------
                                                                                                         198,809
                                                                                                    ------------
FOOD, BEVERAGE & TOBACCO--9.85%
     100  Campbell Soup Co. .........................................   02/01/01          6.500           99,440
     100  Heinz, H.J. Co. ...........................................   03/01/01          6.330           98,963
     100  Philip Morris Companies, Inc ..............................   01/09/01          6.670           99,852
                                                                                                    ------------
                                                                                                         298,255
                                                                                                    ------------
TELECOMMUNICATIONS--3.28%
     100  Verizon Global Funding Inc. ...............................   02/02/01          6.500           99,422
                                                                                                    ------------
Total Commercial Paper (cost--$941,712) .............................                                    941,712
                                                                                                    ------------
NUMBER OF
 SHARES
 (000)
--------
MONEY MARKET FUNDS--3.25%
     98  AIM Liquid Assets Portfolio (cost--$98,469) ........................................................        98,469
                                                                                                               ------------
Total Investments (cost--$2,185,686 which approximates cost for federal income tax purposes)--72.13% ........     2,185,686
Other assets in excess of liabilities--27.87%* ..............................................................       844,534
                                                                                                               ------------
Net Assets (applicable to 3,036,312 shares of beneficial interest outstanding at $1.00 per share)--100.00% ..  $  3,030,220
                                                                                                               ============

----------------------
+  Interest rates shown are discount rates at date of purchase.
* Includes a receivable for investment sold that settles on 01/02/01 with a yield of 6.220%.

                       Weighted Average Maturity--33 days


                 See accompanying notes to financial statements

#MITCHELL HUTCHINS SERIES TRUST--MONEY MARKET PORTFOLIO


STATEMENT OF OPERATIONS

                                                                                                   FOR THE YEAR
                                                                                                       ENDED
                                                                                                 DECEMBER 31, 2000
                                                                                                 -----------------
INVESTMENT INCOME:
Interest .....................................................................................     $   271,422
                                                                                                   ------------
EXPENSES:
Professional fees ............................................................................          25,659
Investment advisory and administration .......................................................          21,659
Reports and notices to shareholders ..........................................................          16,520
Trustees' fees ...............................................................................           7,500
Custody and accounting .......................................................................           1,721
Transfer agency fees and related service expenses ............................................           1,500
Other expenses ...............................................................................           4,392
                                                                                                   ------------
                                                                                                        78,951
                                                                                                   ------------
Net investment income ........................................................................         192,471
                                                                                                   ------------
NET REALIZED GAINS FROM INVESTMENT TRANSACTIONS ..............................................           1,191
                                                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................................     $   193,662
                                                                                                   ============


STATEMENT OF CHANGES IN NET ASSETS

                                                                                         FOR THE YEARS
                                                                                             ENDED
                                                                                          DECEMBER 31,
                                                                              ---------------------------------
                                                                                  2000                1999
                                                                              -------------      --------------
FROM OPERATIONS:
Net investment income .....................................................   $    192,471       $     250,831
Net realized gains from investment transactions ...........................          1,191               1,497
                                                                              -------------      --------------
Net increase in net assets resulting from operations ......................        193,662             252,328
                                                                              -------------      --------------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income .....................................................       (192,471)           (250,831)
                                                                              -------------      --------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net decrease in net assets from beneficial interest transactions ..........     (2,560,924)         (3,993,829)
                                                                              -------------      --------------
Net decrease in net assets ................................................     (2,559,733)         (3,992,332)
NET ASSETS:
Beginning of year .........................................................      5,589,953           9,582,285
                                                                              -------------      --------------
End of year ...............................................................   $  3,030,220       $   5,589,953
                                                                              =============      ==============


                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS



ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
     Mitchell Hutchins Series Trust -- Money Market Portfolio (the "Portfolio") is a diversified Portfolio of Mitchell Hutchins Series Trust (the "Fund"), which is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen Portfolios. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable contracts.
     The Fund accounts separately for the assets, liabilities and operations for each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.
     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:
     VALUATION AND ACCOUNTING FOR INVESTMENTS AND INVESTMENT INCOME--Investments are valued at amortized cost which approximates market value, unless the Fund's Board of Trustees determines that this does not represent fair value. Investment transactions are accounted for on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.
     REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), an indirect wholly owned subsidiary of UBS AG and investment adviser and administrator of the Portfolio.
     DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex -dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.
CONCENTRATION OF RISK
     The ability of the issuers of the debt securities held by the Portfolio to meet their obligations may be affected by economic developments, including those particular to a specific industry or region.

NOTES TO FINANCIAL STATEMENTS



INVESTMENT ADVISER AND ADMINISTRATOR
     The Fund's Board of Trustees has approved an investment advisory and administration contract ("Advisory Contract") with Mitchell Hutchins. In accordance with the Advisory Contract, the Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and payable monthly, at an annual rate of 0.50% of the Portfolio's average daily net assets. At December 31, 2000, the Portfolio owed Mitchell Hutchins $1,301 in investment advisory and administration fees.
OTHER LIABILITIES
     At December 31, 2000, the amount payable for dividends aggregated $12,324. FEDERAL TAX STATUS
     The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.
     At December 31, 2000, the Portfolio had a net capital loss carryforward of $7,691 which is available as a reduction, to the extent provided in the regulations, of any future net capital gains realized before the end of fiscal year 2002. To the extent that the losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.
SHARES OF BENEFICIAL INTEREST
     There was an unlimited amount of $0.001 par value beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

                                                                                      FOR THE YEARS
                                                                                         ENDED
                                                                                      DECEMBER 31,
                                                                                -------------------------
                                                                                   2000           1999
                                                                                -------------------------
Shares sold .................................................................    3,163,260     4,567,891
Shares redeemed .............................................................   (5,921,318)   (8,826,947)
Dividends reinvested ........................................................      197,134       265,227
                                                                                 ---------     ---------
Net decrease in shares outstanding ..........................................   (2,560,924)   (3,993,829)
                                                                                 =========     =========

NOTES TO FINANCIAL STATEMENTS



MONEY MARKET FUND INSURANCE BOND
     The Portfolio has obtained an insurance bond that provides limited coverage for certain loss events involving money market instruments held by the Portfolio. These loss events include non-payment of principal or interest or a bankruptcy or insolvency of the issuer or credit enhancement provider (if any). The insurance bond provides for coverage up to $200 million for a number of funds with a deductible of 10 basis points (0.10%) of the total assets of the Portfolio for First Tier Securities and 50 basis points (0.50%) of the total assets of the Portfolio for Second Tier Securities, in each case determined as of the close of business on the first business day prior to the loss event. In the event of a loss covered under the bond, the Portfolio would expect to retain the security in its portfolio, rather than having to sell it at its current market value, until the date of payment of the loss, which is generally no later that the maturity of the security. While the policy is intended to provide some protection against credit risk and to help the Portfolio maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so. For the year ended December 31, 2000, the Portfolio did not use the insurance bond.

MITCHELL HUTCHINS SERIES TRUST--MONEY MARKET PORTFOLIO



FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                        -----------------------------------------------------------
                                                          2000         1999         1998          1997       1996
                                                        -------      -------      -------       -------    --------
Net asset value, beginning of year ...................  $  1.00      $  1.00      $  1.00       $  1.00    $   1.00
                                                        -------      -------      -------       -------    --------
Net investment income ................................     0.04         0.03         0.04          0.04        0.04
                                                        -------      -------      -------       -------    --------
Dividends from net investment income .................    (0.04)       (0.03)       (0.04)        (0.04)      (0.04)
                                                        -------      -------      -------       -------    --------
Net asset value, end of year .........................  $  1.00      $  1.00      $  1.00       $  1.00    $   1.00
                                                        =======      =======      =======       =======    ========
Total investment return(1) ...........................     4.63%        3.55%        4.51%         4.53%       4.32%
                                                        =======      =======      =======       =======    ========

Ratios/Supplemental Data:

Net assets, end of year (000's) ......................  $ 3,030      $ 5,590      $ 9,582       $ 8,906    $ 12,287
Expenses to average net assets .......................     1.82%        1.64%        1.15%         1.22%       1.17%
Net investment income to average net assets ..........     4.44%        3.52%        4.42%         4.43%       4.27%

----------------------
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include additional contract level charges; results would be lower if such charges were included.

MITCHELL HUTCHINS SERIES TRUST--MONEY MARKET PORTFOLIO



REPORT OF INDEPENDENT AUDITORS



The Board of Trustees and Shareholders
Mitchell Hutchins Series Trust--Money Market Portfolio

     We have audited the accompanying statement of net assets of Mitchell Hutchins Series Trust--Money Market Portfolio (the "Portfolio") (one of the Portfolios constituting Mitchell Hutchins Series Trust (the "Fund")) as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management and brokers, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mitchell Hutchins Series Trust--Money Market Portfolio at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                                   /s/ Ernst & Young LLP

New York, New York
February 7, 2001

MITCHELL
HUTCHINS SERIES
TRUST


MONEY MARKET
PORTFOLIO


ANNUAL REPORT



December 31, 2000


-C-2001 PaineWebber Incorporated
        All rights reserved.